UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2024

EVANS BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	001-35021	16-1332767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6460 Main Street
Williamsville, New York	14221
(Address of principal executive offices)	(Zip Code)

(716) 926-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 per share	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 20, 2024, Evans Bancorp, Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”). At the close of business on the record date for the Special Meeting, there were a total of 5,541,064 shares of Company common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 4,158,715 shares of common stock were represented, therefore a quorum was present. At the Special Meeting, the Company’s shareholders voted on three proposals, as more specifically described in the proxy statement/prospectus of the Company and NBT Bancorp Inc. (“NBT”), dated November 7, 2024 (the “proxy statement/prospectus”). Set forth below are the final results of shareholder votes for all proposals.

Proposal 1 – Merger Proposal

A proposal to approve the Agreement and Plan of Merger, by and among NBT, NBT Bank, National Association, the Company, and Evans Bank, National Association, dated as of September 9, 2024, pursuant to which (i) the Company will merge with and into NBT, with NBT as the surviving entity, and (ii) Evans Bank will merge with and into NBT Bank, with NBT Bank as the surviving entity, was approved by the requisite two-thirds of all outstanding shares of the Company entitled to vote on the proposal, as indicated below:

For	Against	Abstain	Broker Non-Votes
3,997,476	98,702	62,536	—

Proposal 2 – Compensation Proposal

A proposal to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of the Company in connection with the merger was approved by the requisite majority of votes cast by shareholders at the Special Meeting, as indicated below:

For	Against	Abstain	Broker Non-Votes
3,846,140	225,097	87,477	—

Proposal 3 – Adjournment Proposal

A proposal to approve one or more adjournments of the Special Meeting, if necessary, to permit further solicitation of proxies if there are insufficient votes at the time of the Special Meeting, or at an adjournment or postponement of the Special Meeting, to approve the merger proposal was approved by the requisite majority of votes cast by shareholders at the Special Meeting, as indicated below:

For	Against	Abstain	Broker Non-Votes
3,973,881	123,434	61,399	—

Although the adjournment proposal was approved, the adjournment of the Special Meeting was not necessary because the Company’s shareholders approved the merger proposal.

Item 8.01	Other Events

On December 20, 2024, the Company and NBT issued a press release announcing that they had received the requisite regulatory approvals and waivers from the Office of the Comptroller of the Currency and the Federal Reserve Bank of New York necessary for NBT to complete its acquisition of the Company and Evans Bank and that the Company’s shareholders had voted to approve the merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about NBT and the Company and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding NBT’s or the Company’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to NBT or the Company, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of NBT and the Company may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (5) diversion of management’s attention from ongoing business operations and opportunities; (6) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate the Company’s operations and those of NBT; (7) such integration may be more difficult, time consuming or costly than expected; (8) revenues following the proposed transaction may be lower than expected; (9) NBT’s and the Company’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (10) the dilution caused by NBT’s issuance of additional shares of its capital stock in connection with the proposed transaction; (11) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; and (12) legislative and regulatory changes. Further information about these and other relevant risks and uncertainties may be found in NBT’s and the Company’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2023 and in subsequent filings with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date they are made. NBT and the Company do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99	Press release dated December 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

December 20, 2024	By:	/s/ David J. Nasca
Name: David J. Nasca
Title: President and Chief Executive Officer